EX-99.906CERT


                                 EXHIBIT 10 (b)
                           RULE 30a-2(b) CERTIFICATION






In connection with this report on Form N-CSR for the registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                           By:      /s/ BRIAN T. ZINO
                                    -----------------------
                                    Brian T. Zino
                                    Chief Executive Officer

                           Date:    March 5, 2004



                           By:      /s/ LAWRENCE P. VOGEL
                                    -----------------------
                                    Lawrence P. Vogel
                                    Chief Financial Officer

                           Date:    March 5, 2004